Exhibit 10.1

FIRST AMENDMENT

TO

REGISTRATION RIGHTS AGREEMENT

This First Amendment to the Registration Rights Agreement (this “First Amendment”) is made and entered into as of March 28, 2006, by and among Geokinetics Inc., a Delaware corporation (the “Company”), and the purchasers signatory hereto (each such purchaser is a “Purchaser,” and collectively, the “Purchasers”).

RECITALS

WHEREAS, the Company and the Purchasers are parties to that certain Registration Rights Agreement, dated as of November 30, 2005 (the “Registration Rights Agreement”), and that certain Securities Purchase Agreement, dated as of November 30, 2005 (the “Purchase Agreement”); and

WHEREAS, the Company and the Purchasers desire to amend the Registration Rights Agreement as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants contained in this First Amendment, the Company and the Purchasers hereby agree as follows:

1.             Amendment to Effectiveness Date. The definition of “effectiveness date” under Section 1 of the Registration Rights Agreement is hereby deleted and replaced with the following:

“Effectiveness Date” means, with respect to the initial Registration Statement required to be filed hereunder, April 30, 2006 (May 31, 2006 in the case of a “full review” by the Commission) and, with respect to any additional Registration Statements which may be required pursuant to Section 3(c), the 90th calendar day following the date on which the Company first knows, or reasonably should have known, that such additional Registration Statement is required hereunder; provided, however, in the event the Company is notified by the Commission that one of the above Registration Statements will not be reviewed or is no longer subject to further review and comments, the Effectiveness Date as to such Registration Statement shall be the fifth Trading Day following the date on which the Company is so notified if such date precedes the dates required above.

2.             Amendment to Liquidated Damages. Section 2(b) of the Registration Rights Agreement is hereby amended to add the following new sentence as the last sentence thereof:

“Notwithstanding the foregoing, in no event shall the foregoing liquidated damages exceed an amount equal to ten percent (10%) of the aggregate purchase price paid by such Holder pursuant to the Purchase Agreement for any Registrable Securities then held by such Holder.”

3.             Remainder of Registration Rights Agreement Unchanged. Except as set forth herein, the terms and provisions of the Registration Rights Agreement shall be unchanged hereby and shall remain in full force and effect.

4.             Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this First Amendment shall be determined with the provisions of the Purchase Agreement.

5.             Counterparts. This First Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one and the same instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered (including by facsimile) to the other party.

6.             Binding Effect. This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their duly authorized representatives as of the day and year first above written.

GEOKINETICS INC.

By:
Tom Concannon, Chief Financial Officer

[SIGNATURE PAGE TO FIRST AMENDMENT TO

REGISTRATION RIGHTS AGREEMENT]

PURCHASER:

Alan Williams, Individually

PURCHASER:

BATTERSEA CAPITAL, INC.

By:
Name:
Title:

PURCHASER:

ENABLE GROWTH PARTNERS, LP

By:
Brendan O’Neil
Principal and Portfolio Manager

ENABLE OPPORTUNITY PARTNERS LP

By:
Brendan O’Neil
Principal and Portfolio Manager

PURCHASER:

LANDSBERGER FAM. TRUST

By:
Name: John A. Landsberger
Title: Trustee

PURCHASER:

MAPLE LEAF OFFSHORE LTD.

By:
Dane C. Andreeff, Director

MAPLE LEAF PARTNERS L.P.

By:
Dane C. Andreeff, General Partner

MAPLE LEAF PARTNERS I, L.P.

By:
Dane C. Andreeff, General Partner

PURCHASER:

Michael Thesman, Individually

PURCHASER:

S.A.C. CAPITAL ASSOCIATES, LLC

By:	S.A.C. CAPITAL ADVISORS, LLC

By:
Thomas J. Conheeney
Chief Operating Officer

PURCHASER:

SPICEWOOD INVESTMENT PARTNERS 2004, LTD.

By:
Christopher M. Harte, General Partner

PURCHASER:

Stephen S. Taylor, Individually

PURCHASER:

LEVANT AMERICA S.A.

By:
Name:
Title:

PURCHASER:

IRONMAN ENERGY CAPITAL, L.P.

By:
Name:
Title:

PURCHASER:

William Ziegler, Individually

PURCHASER:

StevenWebster, Individually

PURCHASER:

KESTRAL CAPITAL, L.P.

By:
Name:
Title:

PURCHASER:

STRAUS PARTNERS, LP

By:
Name:
Title:

PURCHASER:

STRAUS-GEPT PARTNERS, LP

By:
Name:
Title:

PURCHASER:

NITE CAPITAL, LP

By:
Name:
Title: